PRESS RELEASE For immediate release

NVE Corporation Reports Third Quarter Results

EDEN PRAIRIE, Minn.—January 18, 2012—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and nine months ended December 31, 2011.

Total revenue for the third quarter of fiscal 2012 decreased 23% to $6.16 million from $7.96 million in the prior-year quarter. The revenue decrease was due to a 19% decrease in product sales and a 40% decrease in contract research and development revenue. Net income for the third quarter of fiscal 2012 decreased 32% to $2.29 million, or $0.47 per diluted share, compared to $3.38 million, or $0.70 per diluted share, for the prior-year quarter.

For the first nine months of fiscal 2012, total revenue decreased 9% to $21.0 million from $23.0 million for the first nine months of the prior year. Product sales decreased 7% and contract research and development revenue decreased 20%. Net income for the first nine months of fiscal 2012 was $8.28 million, or $1.71 per diluted share, compared to $9.69 million, or $2.00 per diluted share, for the first nine months of fiscal 2011.

“We are able to report solid earnings for the quarter despite significant challenges the past two quarters,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D.

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks of decreased sales, risks related to loss of supply from our packaging vendors, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and other reports filed with the SEC.

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                           NVE CORPORATION
                        STATEMENTS OF INCOME
        QUARTERS AND NINE MONTHS ENDED DECEMBER 31, 2011 AND 2010
                             (Unaudited)

                                          Quarter Ended December 31
                                             2011           2010
                                         -------------  -------------
  Revenue
   Product sales                           $ 5,394,758    $ 6,686,451
   Contract research and development           763,768      1,277,057
                                         -------------  -------------
  Total revenue                              6,158,526      7,963,508
  Cost of sales                              2,174,878      2,461,798
                                         -------------  -------------
  Gross profit                               3,983,648      5,501,710
  Expenses
   Selling, general, and administrative        520,044        638,223
   Research and development                    718,688        330,681
                                         -------------  -------------
  Total expenses                             1,238,732        968,904
                                         -------------  -------------
  Income from operations                     2,744,916      4,532,806
  Interest income                              591,694        512,203
                                         -------------  -------------
  Income before taxes                        3,336,610      5,045,009
  Provision for income taxes                 1,047,519      1,661,090
                                         -------------  -------------
  Net income                               $ 2,289,091    $ 3,383,919
                                         =============  =============
  Net income per share -- basic                 $ 0.48         $ 0.71
                                         =============  =============
  Net income per share -- diluted               $ 0.47         $ 0.70
                                         =============  =============
  Weighted average shares outstanding
   Basic                                     4,807,859      4,743,643
   Diluted                                   4,873,429      4,866,617

                                        Nine Months Ended December 31
                                              2011           2010
                                         -------------  -------------
  Revenue
   Product sales                          $ 17,975,331   $ 19,290,839
   Contract research and development         2,995,590      3,723,123
                                         -------------  -------------
  Total revenue                             20,970,921     23,013,962
  Cost of sales                              7,048,396      7,142,528
                                         -------------  -------------
  Gross profit                              13,922,525     15,871,434
  Expenses
   Selling, general, and administrative      1,742,721      1,901,156
   Research and development                  1,825,159        982,217
                                         -------------  -------------
  Total expenses                             3,567,880      2,883,373
                                         -------------  -------------
  Income from operations                    10,354,645     12,988,061
  Interest income                            1,754,586      1,485,664
                                         -------------  -------------
  Income before taxes                       12,109,231     14,473,725
  Provision for income taxes                 3,825,819      4,782,699
                                         -------------  -------------
  Net income                               $ 8,283,412    $ 9,691,026
                                         =============  =============
  Net income per share -- basic                 $ 1.73         $ 2.06
                                         =============  =============
  Net income per share -- diluted               $ 1.71         $ 2.00
                                         =============  =============
  Weighted average shares outstanding
   Basic                                     4,786,790      4,714,989
   Diluted                                   4,852,360      4,837,963

                          NVE CORPORATION
                           BALANCE SHEETS
                    DECEMBER 31 AND MARCH 31, 2011

                                             (Unaudited)
                                               Dec. 31,      March 31,
                                                 2011          2011
                                            -------------  -------------
  ASSETS
  Current assets
   Cash and cash equivalents                    $ 438,332      $ 952,209
   Marketable securities, short term           12,090,093      7,970,358
   Accounts receivable, net of allowance
    for uncollectible accounts of $15,000       3,456,042      3,596,239
   Inventories                                  3,317,839      3,343,857
   Deferred tax assets                            282,144             --
   Prepaid expenses and other assets            1,171,038      1,185,306
                                            -------------  -------------
  Total current assets                         20,755,488     17,047,969
  Fixed assets
   Machinery and equipment                      6,797,274      6,178,207
   Leasehold improvements                         693,589        612,682
                                            -------------  -------------
                                                7,490,863      6,790,889
   Less accumulated depreciation                5,558,951      5,259,773
                                            -------------  -------------
  Net fixed assets                              1,931,912      1,531,116
  Marketable securities, long term             56,384,111     53,257,140
                                            -------------  -------------
  Total assets                               $ 79,071,511   $ 71,836,225
                                            =============  =============

  LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities
   Accounts payable                             $ 596,205      $ 731,580
   Accrued payroll and other                      805,687        987,403
   Deferred taxes                                      --        146,693
                                            -------------  -------------
  Total current liabilities                     1,401,892      1,865,676

  Shareholders' equity
   Common stock                                    48,247         47,762
   Additional paid-in capital                  20,974,477     20,894,766
   Accumulated other comprehensive income         395,900      1,060,438
   Retained earnings                           56,250,995     47,967,583
                                            -------------  -------------
  Total shareholders' equity                   77,669,619     69,970,549
                                            -------------  -------------
  Total liabilities and shareholders'
   equity                                    $ 79,071,511   $ 71,836,225
                                            =============  =============